UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2017

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 23, 2017, Tyson Foods, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several underwriters named therein, in connection with the Company’s previously announced public offerings and sale of $300,000,000 aggregate principal amount of Floating Rate Senior Notes due 2019, $350,000,000 aggregate principal amount of Floating Rate Senior Notes due 2020, $1,350,000,000 aggregate principal amount of 3.550% Senior Notes due 2027 and $750,000,000 aggregate principal amount of 4.550% Senior Notes due 2047 (collectively, the “Notes”). The sale of the Notes will be made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-217775), including the prospectus supplements dated May 23, 2017 to the prospectus contained therein dated May 8, 2017, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The sale of the Notes is expected to close on June 2, 2017, subject to the satisfaction of the closing conditions set forth in the Underwriting Agreement.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: May 24, 2017	By:	/s/ Dennis Leatherby
	Name:	Dennis Leatherby
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 23, 2017